                        SEVENTH MODIFICATION AGREEMENT
                        ------------------------------
                           TO OPEN-END MORTGAGE DEED
                           -------------------------


     THIS AGREEMENT made this ____ day of April, 1996, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with its principal place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter referred to as the "BORROWER") and FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A. F/K/A THE CONNECTICUT NATIONAL BANK, a national banking association with an office at 777 Main Street, MSN 240, Hartford, Connecticut 06115 (hereinafter referred to as the "LENDER").

                              W I T N E S E T H:

     WHEREAS, on May 12, 1989, the Borrower granted to the Lender a mortgage on certain premises located at 1790 New Britain Avenue, Farmington, Connecticut, which mortgage was recorded in the Farmington Land Records on May 15, 1989 in Volume 394 at Page 521, and which mortgage was modified by that certain Mortgage Modification Agreement dated November 10, 1989 and recorded in the Farmington Land Records on November 21, 1989 in Volume 403 at Page 644 (collectively, the "MORTGAGE");

     WHEREAS, on July 30, 1992, the parties modified the Mortgage by entering into that certain Second Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on August 6, 1992 in Volume 446 at Page 002;

     WHEREAS, on December 23, 1992, the parties modified the Mortgage by entering into that certain Third Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on February 25, 1993 in Volume 458 at Page 738;

     WHEREAS, on March 22, 1993, the parties modified the Mortgage by entering into that certain Fourth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on March 31, 1993 in Volume 458 at Page 738;

     WHEREAS, on March 29, 1994, the parties modified the Mortgage by entering into that certain Fifth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on April 19, 1994 in Volume 480 at Page 855;

     WHEREAS, on February 28, 1995, the parties modified the Mortgage by entering into that certain Sixth Modification Agreement to Open-End Mortgage
Deed recorded in the Farmington Land Records on March 3, 1995 in Volume 496 at Page 1 (the "SIXTH MODIFICATION");
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     WHEREAS, the Sixth Modification mistakenly labeled the Equipment Promissory
Note II as Schedule "M" to the Mortgage instead of Schedule "N";

     WHEREAS, the Term Note is Schedule "M" to the Mortgage; and

     WHEREAS, the parties desire to further modify the Mortgage to (a) modify the interest rates set forth in the notes attached to the Mortgage and (b) amend the Mortgage to reflect that Schedule M to the Mortgage is the Term Note and Schedule N to the Mortgage is the Equipment Promissory Note II;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties that the Mortgage be modified as follows:

     1. The first "WHEREAS" clause on Page 2 of the Mortgage is hereby amended in its entirety to read as follows:

          "WHEREAS, the Lender and the Borrower have entered into a Fifth Amended and Restated Revolving Loan, Term Loan and Security Agreement, dated February 28, 1995, as amended from time to time and now in effect, (such Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement, as amended from time to time and now in effect, is hereinafter referred to as the "EDAC LOAN AGREEMENT"), pursuant to which the full amount of the revolving loan therein authorized (the "EDAC REVOLVING LOAN") is SEVEN MILLION DOLLARS ($7,000,000.00). Pursuant to the EDAC Loan Agreement, all or part of the Revolving Loan proceeds are permitted to be advanced from time to time (the "EDAC REVOLVING LOAN ADVANCES") and shall be secured by this Mortgage. The EDAC Revolving Loan shall be evidenced by the promissory note annexed hereto and made a part hereof as SCHEDULE K (the "REVOLVING PROMISSORY NOTE"). The initial EDAC Revolving Loan Advance and future EDAC Revolving Loan Advances, if any, may be either evidenced by additional notes or recorded in an account on the books of the Lender as specified in SECTION 4.1 hereof. The EDAC Loan Agreement provides for repayment of all or a portion of the outstanding balance of the EDAC Revolving Loan proceeds, together with interest thereon, from time to time. The entire principal balance of the EDAC Revolving Loan, together with accrued interest, shall be due and payable ON DEMAND; and"

     2. The Mortgage is hereby modified by deleting the following "WHEREAS" clause:

          "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note II dated February 28, 1995, in the maximum principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "EQUIPMENT LINE OF CREDIT II"), a copy of which note is attached hereto and made a part hereof as SCHEDULE M (the "EQUIPMENT PROMISSORY NOTE II")"
and inserting the following in lieu thereof:

          "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note II dated February 28, 1995, in the maximum principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "EQUIPMENT LINE OF CREDIT II"), a copy of which note is attached hereto and made a part hereof as SCHEDULE N (the "EQUIPMENT PROMISSORY NOTE II") and inserting the following in lieu thereof; and

     3. The last "WHEREAS" clause of the Mortgage (which collectively defines all of the obligations of the Borrower to the Lender as the "LOAN") is hereby amended in its entirety to read as follows:

          "WHEREAS, the obligations of the Borrower to repay principal under the Term Note, the ESOT Guaranty, the Equipment Promissory Note, the Equipment Promissory Note II, the EDAC Revolving Loan, the Revolving Promissory Note and the EDAC Loan Agreement (hereinafter collectively referred to as the "LOAN") shall not exceed in the aggregate $11,900,444.88;"

     4.   SCHEDULE K to the Mortgage as amended, is hereby amended by:

          a. Deleting the third full paragraph on page one of Schedule K and the fourth paragraph beginning on page one of the Schedule K in their entirety and substituting the following in lieu thereof:

               Interest shall be charged on the outstanding principal balance hereunder at a per annum rate equal to the Prime Rate plus one (1.0%) percent. In the event that the Prime Rate prevailing on the date hereof is subsequently increased or decreased, then, as of the date of such change, an increase or decrease will be made in the rate or rates of interest which will be charged under this Note, so that the interest rate or rates shall at all times be equal to the applicable rate or rates set forth above; provided, however, that at no time shall the interest rate or rates be more than the rate of interest permitted by law governing this Note. The "PRIME RATE" is herein defined to mean the interest rate announced from time to time by the Lender as its prime rate. The Prime Rate is not necessarily the lowest rate available.

               The Lender may, in its sole and absolute discretion, reduce the interest rate payable under this Note to a per annum rate equal to the Prime Rate plus one-half of one (0.5%) percent. Nothing contained in this Amendment shall be deemed to be an express or implied commitment or intention by or on the part of the Lender to so reduce the interest rate.

          b. Deleting the first and second full paragraphs on page two of the Schedule K in their entirety and substituting the following in lieu thereof:

               The Borrower may prepay this Note in whole or in part at any time without penalty. All such prepayments shall be applied on account of principal remaining unpaid and shall be accompanied by payment of unpaid late charges and accrued and unpaid interest, if any, thereon. All partial prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity and shall not affect the Borrower's obligation to make the regular installments required hereunder until this
               Note is fully paid.

          c. Deleting the first full paragraph on page three of Schedule K in its entirety and substituting the following in lieu thereof:

               To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate or rates per annum (the "DEFAULT RATE") equal to four (4) points above the interest rate specified above. The Default Rate shall be adjusted whenever a change in the Prime Rate occurs so that the Default Rate shall remain at all times four (4) points above the interest rate specified above. Any adjustments in the Default Rate shall be effective simultaneously with a change in the Prime Rate.

     5.   SCHEDULE L to the Mortgage is hereby amended by:

          a. Deleting (a) the third paragraph on page one of Schedule L in its entirety and (b) the first and second paragraphs on page two of the First Equipment Note in their entirety and substituting the following in lieu thereof:

               Interest shall accrue on the Note at a per annum rate equal to the Prime Rate plus one and one-half (1.5) points (the "VARIABLE RATE"). In the event the Prime Rate prevailing on the date hereof is subsequently increased or decreased, then, as of the date of change, an increase or decrease will be made in the Variable Rate so that the Variable Rate shall at all times be one and one-half (1.5) points in excess of the Prime Rate; provided, however, that at no time shall the Variable Rate be more than the rate of interest permitted by the law governing this Note. The "PRIME RATE" is herein defined to mean the interest rate announced from time to time by the Lender as its prime rate. The Prime Rate is not necessarily the lowest rate available.

               The Lender may, in its sole and absolute discretion, reduce the interest rate payable under this Note to a per annum rate equal to the Prime Rate plus one (1.0) point. Nothing contained herein shall be deemed to be an express or implied commitment or intention by or on the part of the Lender to so reduce the interest rate.

               All advances under this Note are made pursuant to the terms and conditions of that certain Fourth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated March 29, 1994 between the Borrower and the Lender as amended and restated by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, and as further amended from time to time and now in effect (the "LOAN AGREEMENT"). No further advances under this Note will be made after January 31, 1995.

          b. Deleting the first full paragraph on page three of Schedule L in its entirety and substituting the following in lieu thereof:

               To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum (the "DEFAULT RATE") equal to four (4) points above the interest rate specified above. Any change in the Variable Rate shall automatically cause a corresponding change in the Default Rate so that the Default Rate shall at all times be four (4) points above the Variable Rate.

     6.   SCHEDULE M to the Mortgage (which is the Term Note) is hereby amended by:

          a. Adding the following paragraph after the fourth paragraph on page one of Schedule M:

               The Borrower shall also pay on the first day of each month, together with the regularly scheduled payment of principal and interest, accrued interest in an amount equal to one (1%) percent per annum of the outstanding principal balance of the Note. The Lender may, in its sole and absolute discretion, reduce the Additional Interest payable monthly under this Note to an amount equal to one-half of one percent (0.5%) per annum of the outstanding principal balance of this Note. Nothing contained herein shall be deemed to be an express or implied commitment or intention by or on the part of the Lender to so reduce the interest rate.

          b. Deleting the first full paragraph on page two of Schedule M in its entirety and substituting the following in lieu thereof:

               To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum (the "DEFAULT RATE") equal to four (4) points above the interest rate specified above.

     7. SCHEDULE N to the Mortgage (which is the Equipment Promissory Note II) is hereby amended by:

          a. Deleting (a) the third paragraph beginning on page one of Schedule N in its entirety, (b) the first, second and third full paragraphs on page two of the Schedule N in their entirety and
               (c) the first and second full paragraphs on page three of Schedule N in their entirety, and substituting the following in lieu thereof:

               Accrued interest shall be payable monthly, in arrears, on the first day of each month and on the first day of each successive month thereafter until the Note is paid in full at a per annum rate equal to the Prime Rate plus one and one-half (1.5) points (the "VARIABLE RATE"). In the event the Prime Rate prevailing on the date hereof is subsequently increased or decreased, then, as of the date of change, an increase or decrease will be made in the Variable Rate so that the Variable Rate shall at all times be one and one-half (1.5) points in excess of the Prime Rate; provided, however, that at no time shall the Variable Rate be more than the rate of interest permitted by the law governing this Note. The "PRIME RATE" is herein defined to mean the interest rate announced from time to time by the Lender as its prime rate. The Prime Rate is not necessarily the lowest rate available.

               The Lender may, in its sole and absolute discretion, reduce the interest rate payable under this Note to a per annum rate equal to the Prime Rate plus one (1.0) point. Nothing contained herein shall be deemed to be an express or implied commitment or intention by or on the part of the Lender to so reduce the interest rate.

               All advances under this Note are made pursuant to the terms and conditions of that certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 1, 1995 between the Borrower and the Lender as amended from time to time and now in effect (the "LOAN AGREEMENT"). No further advances under this Note will be made after January 31, 1996.

          b. Deleting the third paragraph on page four of Schedule N in its entirety and substituting the following in lieu thereof:

               To the extent allowed by applicable law, after the occurrence of an Event of Default, all outstanding principal and unpaid interest shall bear, until paid, interest at a rate per annum (the "DEFAULT RATE") equal to four (4) points above the interest rate specified above. Any change in the Variable Rate shall automatically cause a corresponding change in the Default Rate so that the Default Rate shall at all times be four (4) points above the Variable Rate.

     8. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Mortgage.

     9. Except as modified by this Agreement and any previous modifications, the rights, privileges, duties and obligations of the parties hereto under the Mortgage shall remain unchanged, in full force and effect and binding upon the parties thereto. Nothing herein contained shall operate to release the Mortgagor from its liability to pay the obligations, and to keep and perform all of the terms, conditions, obligations and agreements, contained in the Mortgage, as hereinbefore modified.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to be affixed hereto as of the date set forth on the first page hereof.


WITNESS:                           BORROWER:

____________________________       EDAC TECHNOLOGIES CORPORATION



____________________________       By:____________________________________
                                        Glenn L. Purple
                                        Its Vice President
                                        Duly Authorized

                                   LENDER:

____________________________       FLEET NATIONAL BANK f/k/a FLEET
                                   NATIONAL BANK OF CONNECTICUT f/k/a
                                   SHAWMUT BANK CONNECTICUT, N.A.


____________________________       By: _________________________________
                                         Edgar Ezerins
                                         Its Vice President
                                         Duly Authorized


STATE OF CONNECTICUT     )
                         )         ss.: Hartford
COUNTY OF HARTFORD       )

     The foregoing instrument was acknowledged before me this ____ day of April, 1996, by Glenn L. Purple, the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, on behalf of the corporation.

                                   _____________________________________
                                   Commissioner of Superior Court
                                   Notary Public
                                   My Commission Expires:



STATE OF CONNECTICUT     )
                         )         ss.: Hartford
COUNTY OF HARTFORD       )

     The foregoing instrument was acknowledged before me this ____ day of April, 1996, by Edgar Ezerins, the Vice President of Fleet National Bank f/k/a Fleet National Bank of Connecticut f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association, on behalf of the banking association.


                                   _____________________________________
                                   Commissioner of Superior Court
                                   Notary Public
                                   My Commission Expires: